                                                                    Exhibit 5(a)

                              MANAGEMENT AGREEMENT

                           VARIABLE ANNUITY PORTFOLIOS

                           CitiSelectSM VIP Folio 200

         MANAGEMENT AGREEMENT, dated as of November 8, 1996, by and between Variable Annuity Portfolios, Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

         WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as CitiSelectSM VIP Folio 200 (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of Citibank. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

         (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (b) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents; (c) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (e) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

         2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance, registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

         3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year minus the Fund's Aggregate Subadviser Fee (as defined below), if any. To the extent that the Fund's Aggregate Subadviser Fee exceeds 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. The Fund's Aggregate Subadviser Fee is the aggregate amount payable by the Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

         4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration, the By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

         5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

         6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

         7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until November 8, 1998, on which date it will terminate unless its continuance after November 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

         This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

         The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

         The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

         8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         9. Use of Name. (a) The Trust hereby acknowledges that any and all rights in or to the names "CitiSelect" and "CitiSelect Folios" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "CitiSelect" or the words "CitiSelect Folios" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "CitiSelect" or the words "CitiSelect Folios."

         (b) The Trust hereby acknowledges that any and all rights in or to the names "Landmark" and "Landmark Funds" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"); that LFBDS may assign any or all of such rights to another party or parties without the consent of the Trust; and that LFBDS may permit other parties, including other investment companies, to use the word "Landmark" or the words "Landmark Funds" in their names. If LFBDS, or its assignee as the case may be, ceases to serve as the distributor of shares of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Landmark" or the words "Landmark Funds."

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                    CITIBANK, N.A.

By:    Philip Coolidge                         By: Lawrence Keblusek
       -------------------------                   -------------------------
Title: President                                   Title:   CIO
       -------------------------                   -------------------------

The Landmark Funds Broker-Dealer Services, Inc. joins is this Agreement for purposes of Section 9(b) only.

THE LANDMARK FUNDS
BROKER-DEALER SERVICES, INC.

By:    Philip Coolidge
       -------------------------
Title: Chief Executive Officer

                              MANAGEMENT AGREEMENT

                           VARIABLE ANNUITY PORTFOLIOS

                           CitiSelectSM VIP Folio 300

         MANAGEMENT AGREEMENT, dated as of November 8, 1996, by and between Variable Annuity Portfolios, Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

         WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as CitiSelectSM VIP Folio 300 (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of Citibank. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

         (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (b) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents; (c) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (e) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

         2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance, registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

         3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year minus the Fund's Aggregate Subadviser Fee (as defined below), if any. To the extent that the Fund's Aggregate Subadviser Fee exceeds 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. The Fund's Aggregate Subadviser Fee is the aggregate amount payable by the Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

         4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration, the By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

         5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

         6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

         7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until November 8, 1998, on which date it will terminate unless its continuance after November 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

         This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

         The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

         The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

         8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         9. Use of Name. (a) The Trust hereby acknowledges that any and all rights in or to the names "CitiSelect" and "CitiSelect Folios" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "CitiSelect" or the words "CitiSelect Folios" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "CitiSelect" or the words "CitiSelect Folios."

         (b) The Trust hereby acknowledges that any and all rights in or to the names "Landmark" and "Landmark Funds" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"); that LFBDS may assign any or all of such rights to another party or parties without the consent of the Trust; and that LFBDS may permit other parties, including other investment companies, to use the word "Landmark" or the words "Landmark Funds" in their names. If LFBDS, or its assignee as the case may be, ceases to serve as the distributor of shares of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Landmark" or the words "Landmark Funds."

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                    CITIBANK, N.A.

By:    Philip Coolidge                         By: Lawrence Keblusek
       -------------------------                   -------------------------
Title: President                                   Title:   CIO
       -------------------------                   -------------------------

The Landmark Funds Broker-Dealer Services, Inc. joins is this Agreement for purposes of Section 9(b) only.

THE LANDMARK FUNDS
BROKER-DEALER SERVICES, INC.

By:    Philip Coolidge
       -------------------------
Title: Chief Executive Officer

                              MANAGEMENT AGREEMENT

                           VARIABLE ANNUITY PORTFOLIOS

                           CitiSelectSM VIP Folio 400

         MANAGEMENT AGREEMENT, dated as of November 8, 1996, by and between Variable Annuity Portfolios, Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

         WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as CitiSelectSM VIP Folio 400 (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of Citibank. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

         (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (b) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents; (c) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (e) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

         2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance, registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

         3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year minus the Fund's Aggregate Subadviser Fee (as defined below), if any. To the extent that the Fund's Aggregate Subadviser Fee exceeds 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. The Fund's Aggregate Subadviser Fee is the aggregate amount payable by the Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

         4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration, the By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

         5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

         6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

         7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until November 8, 1998, on which date it will terminate unless its continuance after November 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

         This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

         The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

         The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

         8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         9. Use of Name. (a) The Trust hereby acknowledges that any and all rights in or to the names "CitiSelect" and "CitiSelect Folios" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "CitiSelect" or the words "CitiSelect Folios" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "CitiSelect" or the words "CitiSelect Folios."

         (b) The Trust hereby acknowledges that any and all rights in or to the names "Landmark" and "Landmark Funds" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"); that LFBDS may assign any or all of such rights to another party or parties without the consent of the Trust; and that LFBDS may permit other parties, including other investment companies, to use the word "Landmark" or the words "Landmark Funds" in their names. If LFBDS, or its assignee as the case may be, ceases to serve as the distributor of shares of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Landmark" or the words "Landmark Funds."

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                    CITIBANK, N.A.

By:    Philip Coolidge                         By: Lawrence Keblusek
       -------------------------                   -------------------------
Title: President                                   Title:   CIO
       -------------------------                   -------------------------

The Landmark Funds Broker-Dealer Services, Inc. joins is this Agreement for purposes of Section 9(b) only.

THE LANDMARK FUNDS
BROKER-DEALER SERVICES, INC.

By:    Philip Coolidge
       -------------------------
Title: Chief Executive Officer

                              MANAGEMENT AGREEMENT

                           VARIABLE ANNUITY PORTFOLIOS

                           CitiSelectSM VIP Folio 500

         MANAGEMENT AGREEMENT, dated as of November 8, 1996, by and between Variable Annuity Portfolios, Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

         WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as CitiSelectSM VIP Folio 500 (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of Citibank. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

         (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (b) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents; (c) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (e) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

         2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance, registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

         3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year minus the Fund's Aggregate Subadviser Fee (as defined below), if any. To the extent that the Fund's Aggregate Subadviser Fee exceeds 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. The Fund's Aggregate Subadviser Fee is the aggregate amount payable by the Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

         4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration, the By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

         5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

         6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

         7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until November 8, 1998, on which date it will terminate unless its continuance after November 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

         This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

         The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

         The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

         8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         9. Use of Name. (a) The Trust hereby acknowledges that any and all rights in or to the names "CitiSelect" and "CitiSelect Folios" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "CitiSelect" or the words "CitiSelect Folios" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "CitiSelect" or the words "CitiSelect Folios."

         (b) The Trust hereby acknowledges that any and all rights in or to the names "Landmark" and "Landmark Funds" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"); that LFBDS may assign any or all of such rights to another party or parties without the consent of the Trust; and that LFBDS may permit other parties, including other investment companies, to use the word "Landmark" or the words "Landmark Funds" in their names. If LFBDS, or its assignee as the case may be, ceases to serve as the distributor of shares of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Landmark" or the words "Landmark Funds."

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                    CITIBANK, N.A.

By:    Philip Coolidge                         By: Lawrence Keblusek
       -------------------------                   -------------------------
Title: President                                   Title:   CIO
       -------------------------                   -------------------------

The Landmark Funds Broker-Dealer Services, Inc. joins is this Agreement for purposes of Section 9(b) only.

THE LANDMARK FUNDS
BROKER-DEALER SERVICES, INC.

By:    Philip Coolidge
       -------------------------
Title: Chief Executive Officer

                              MANAGEMENT AGREEMENT

                           VARIABLE ANNUITY PORTFOLIOS

                       Landmark Small Cap Equity VIP Fund

         MANAGEMENT AGREEMENT, dated as of November 8, 1996, by and between Variable Annuity Portfolios, a Massachusetts trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

         WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Landmark Small Cap Equity VIP Fund (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of Citibank. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act.

         (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (b) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents; (c) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (e) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

         2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance, registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

         3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.80% of the Fund's average daily net assets for the Fund's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

         4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration, the Trust's By-Laws, as in effect from time to time and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

         5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

         6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

         7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until November 8, 1998, on which date it will terminate unless its continuance after November 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

         This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

         The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

         The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

         8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         9. Use of Name. The Trust hereby acknowledges that any and all rights in or to the names "Landmark" and "Landmark Funds" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"); that LFBDS may assign any or all of such rights to another party or parties without the consent of the Trust; and that LFBDS may permit other parties, including other investment companies, to use the word "Landmark" or the words "Landmark Funds" in their names. If LFBDS, or its assignee as the case may be, ceases to serve as the distributor of shares of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Landmark" or the words "Landmark Funds."

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                    CITIBANK, N.A.

By:    Philip Coolidge                         By: Lawrence Keblusek
       -------------------------                   -------------------------
Title: President                                   Title:   CIO
       -------------------------                   -------------------------

The Landmark Funds Broker-Dealer Services, Inc. joins is this Agreement for purposes of Section 9(b) only.

THE LANDMARK FUNDS
BROKER-DEALER SERVICES, INC.

By:    Philip Coolidge
       -------------------------
Title: Chief Executive Officer